UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 23, 2014 (September 19, 2014)

GLOBAL MEDICAL REIT INC.

 (Exact name of Registrant as specified in its charter)

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Maryland	333-177592	46-4757266
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane Suite 450

Bethesda, MD

20814

 (Address of principal executive offices)         (Zip code)

(202)524-6851

(Registrant’s telephone number, including area code)

1601 Blake Street, Suite 310 Denver, CO 80202

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On September 19, 2014, the Board of Directors of Global Medical REIT Inc. (the “Company”) declared a quarterly cash dividend on the Company’s common stock in the amount of $0.000213 per share, for a total amount of $21,300.00, payable on September 30, 2014 to stockholders of record at the close of business on September 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

September 23, 2014	By:	/S/ CONN FLANIGAN
Name: Conn Flanigan
Title: Director